UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): June 2, 2005



                     IROQUOIS GAS TRANSMISSION SYSTEM, L.P.
             (Exact name of registrant as specified in its charter)

       Delaware                     333-42578                   06-1285387
_______________________      ________________________      ___________________
   (State or other           (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation or
   organization)


       1 Corporate Drive, Suite 600
               Shelton, CT                                 06484
      ________________________________                   _________
      (Address of principal executive                    (Zip Code)
                  offices)




                                 203-925-7200
                        ________________________________
                        (Registrant's telephone number,
                             including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 8, 2005, Cogentrix Energy, Inc. ("Cogentrix") through its subsidiaries Cogentrix Power Holdings I LLC and Cogentrix Power Holdings II LLC, acquired JMC-Iroquois Inc. and Iroquois Pipeline Investment, LLC (both having partnership interests in Iroquois Gas Transmission System, L.P. ("IGTS")) from National Energy & Gas Transmission, Inc.

On June 1, 2005, IGTS was notified that Cogentrix sold their interest in JMC-Iroquois Inc. and Iroquois Pipeline Investment, LLC to NJNR Pipeline Company and TCPL Northeast Ltd (both current partners of IGTS). As a result of this transaction, Mr. Thomas Hoatson is no longer a representative on IGTS' Management Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                IROQUOIS GAS TRANSMISSION SYSTEM, L.P., as Registrant
                By:     Iroquois Pipeline Operating Company, its Agent


Dated:  June 2, 2005        By:     /s/ Paul Bailey
                                     ____________________
                            Name:     Paul Bailey
                            Title:    Vice President and
                                      Chief Financial Officer